UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 11, 2009

DIAMOND TECHNOLOGIES INC.
formerly Printing Components Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-53183
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street East
Unit 5
Hamilton, Ontario
Canada   L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2009, we acquired 300 shares of common stock of Rophe Medical Technologies Inc. (Rophe”) which constitute all of the issued and outstanding shares of Rophe common stock in exchange for 3,000,000 restricted shares of our common stock.  Rophe thereby became our wholly owned subsidiary corporation.  The 300 shares of commons stock of Rophe were acquired as follows:

John Cecil	120 shares
Grace Cecil	120 shares
Samuel Baker	30 shares
Carol Baker	30 shares

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On December 31, 2009, we issued 3,000,000 restricted shares of  our common stock as follows:

John Cecil	1,200,000
Grace Cecil	1,200,000
Samuel Baker	300,000
Carol Baker	300,000

in exchange for 300 shares of common stock of Rophe which constitute all of the issued and outstanding shares of Rophe common stock.  Rophe thereby became our wholly owned subsidiary corporation.  The shares of common stock were issued pursuant to Regulation S of the Securities Act of 1933, as amended, in that the sale of all the shares of common stock took place outside the United States of America with non-US persons.

ITEM 5.01	CHANGES IN CONTROL OF THE REGISTRANT

With 16,870,002 shares of common stock outstanding, the following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the share issuance described in Item 3.02 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Vince Leitao	150,000	President, Principal Executive Officer, and a Director	0.889%

Mary Kricfalusi	6,000,000	Secretary and a Director	35.89%

Vinod Gandhi	110,400	Treasurer, Principal Financial Officer, Principal Accounting Officer and a Director	0.654%

All officers and directors as
a group (3 individuals)	6,260,400		35.89%%

Herb Adams	5,950,000		35.59%

John Dow	3,000,000		17.94%

With 19,870,002 shares of common stock outstanding, the following table sets forth the total number of shares, directly and indirectly, owned by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the share issuance described in Item 3.02 above. The stockholders listed below possess sole voting and dispositive power with respect to the shares.

	Direct Amount of		Percent
Name of Beneficial Owner	Beneficial Owner	Position	of Class
Vince Leitao	150,000	President, Principal Executive Officer, and a Director	0.889%

Mary Kricfalusi	6,000,000	Secretary and a Director	30.43%

Leonard Steinmetz	0	Treasurer, Principal Financial Officer, Principal Accounting Officer	0.654%
John Cecil	2,400,000(1)	Director	12.17%
Samuel Baker	600,000(2)	Director	3.04%

All officers and directors as
a group (5 individuals)	9,150,000		45.64%

Herb Adams	5,950,000		30.17%

John Dow	3,000,000		15.21%

(1)	Includes 1,200,000 shares of common stock owned by Grace Cecil, John Cecil’s wife.

(2)	Includes 300,000 shares of common stock owned by Carol Baker, Samuel Baker’s wife.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On December 31, 2009, Vinod Gandhi resigned as our treasurer, principal financial officer, principal accounting officer and as a member of the board of directors.  Mr. Gandhi did not have any disagreement with us relating to our operations, policies, or practices.

On December 31, 2009, Leonard Steinmetz was appointed our ~~our~~ treasurer, principal financial officer, and principal accounting officer and as a member of the board of directors.

Further, On December 31, 2009, John Cecil and Samuel Baker were appointed to our board of directors.

      Since December 2003 John Cecil has been the president of Rophe Medical Technologies Inc., in Toronto, Canada.  He is responsible for its research and development and the design and copyright of the company’s technology.  From May 2008 to April 2009 Mr. Cecil was the Senior Healthcare Solutions Architect at SUN Microsystems Canada Inc., in Toronto, Canada, a publicly traded company listed on the NASDAQ under the symbol JAVA.  He was responsible for Innovative product positioning by workshops / white board sessions with stakeholders of the customer to increase business value and support sales in revenue growth and design innovative technology solutions.  From April 2007 to May 2008, Mr. Cecil was the Healthcare Director at Satyam Computer Service Ltd., in Toronto, Canada, a publicly traded compay listed on teh NYSE under the symbol SAY.  He managed healthcare consulting practices and services.

      Since October 1997 Samuel R. Baker has been the Senior Lawyer at Baker Law Firm in Toronto, Canada. Since September 2008, Mr. Baker has been the director of Arehada Mining Limited.  Arehada Mining Limited operates a lead/zinc mine in Inner Mongolia, China.  It is a public company traded on the Toronto Stock Exchange, ticker symbol AHD.

From January 2009 to December 2009 Leonard A Steinmetz was the Director of Risk and Regulatory Consulting for SMCI, Ltd., in New York, New York.  He was responsible for advising banking and capital markets clients on key technologies and issues for their risk and regulatory functions.  From August 2004 to August 2008, Mr. Steinmetz served as a Senior Manager at Deloitte & Touche, LLP, in New York, New York.  He advised clients on Anti-money laundering and Entreaties risk management issues and technologies.

ITEM 8.01	OTHER EVENTS

On December 16, 2009, we reported that on December 11, 2009, we entered into an agreement with Rophe Medical Technologies Inc. and its shareholders (collectively “Rophe”) wherein we acquired all of the issued and outstanding shares of common stock of Rophe in exchange for:  3,000,000 restricted shares of our common stock and $1,200,000 payable as follows: $50,000 on January 30, 2010; $200,000 on March 31, 2010; $250,000 on April 30, 2010; $233,333 on launch of Project 1; $233,333 on launch of Project 2; and, $233,333 on launch of Project 3.  Upon closing, Leonard Steinmetz will be appointed chief financial officer and as a member of the board of directors; John Cecil and Samuel Baker will be appointed to our board of directors; and, Vinod Gandhi will resign as our chief financial officer.  Closing will occur prior to December 31, 2009.

On December 31, 2009, as partial performance of said agreement, we issued 3,000,000 restricted shares of common stock as follows:

John Cecil	1,200,000
Grace Cecil	1,200,000
Samuel Baker	300,000
Carol Baker	300,000

in exchange for 300 shares of common stock of Rophe which constitute all of the issued and outstanding shares of Rophe common stock.  Rophe thereby became our wholly owned subsidiary corporation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX
Exhibit	Document Description

99.1	Financial Statements for the Nine Months Ended September 30, 2009 and Years Ended December 31, 2008 and 2007
99.2	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of January 2010.	DIAMOND TECHNOLOGIES INC.

	BY:	VINCE LEITAO
Vince Leitao President, Principal Executive Officer, and a member of the Board of Directors.